Exhibit 99.1

WRAP Acquires Virtual Reality Training Provider, NSENA Inc.

Acquisition Enhances BolaWrap Law Enforcement Training with Immersive 3D Scenarios and
Creates New Opportunities for Fully-Integrated Training Solutions for First Responders

WRAP’s new virtual reality law enforcement training platform.

TEMPE, Arizona – December 16, 2020 – WRAP Technologies, Inc. (the “Company” or “WRAP”) (Nasdaq: WRAP), an innovator of modern policing solutions, announced today that it has entered into and closed an Asset Purchase Agreement with NSENA Inc., a developer and provider of a law enforcement training platform employing immersive computer graphics virtual reality with proprietary software, hardware and content.

WRAP will host a live webinar today at 5:00pm ET/ 2:00pm PT on Zoom to discuss NSENA and its VR platform. To register for the webinar, click here.

“This acquisition firmly positions WRAP in the multi-hundred-billion-dollar virtual reality training market and also complements our BolaWrap law enforcement training solution being delivered by our master instructors and WRAP Training Academy,” said Tom Smith, President and interim CEO of WRAP. “We are excited to work with the NSENA team to add new features and capabilities to our VR offering, expand our sales team and grow the VR platform and BolaWrap revenues. With our previously announced relationship with the National Tactical Officers Association (NTOA), we plan to offer a fully-integrated training and training record management solution targeting agencies of all sizes that until now have limited choices to meet the ever-growing public safety training demands.”

NSENA’s content library is one of the largest targeting law enforcement and currently consists of 47 training modules. NSENA’s modules are developed by and for police officers and cover a wide array of skills and scenarios including de-escalation, conflict resolution and all levels of use-of-force. NSENA has built a robust pipeline of prospective customers, contractors and licensees resulting from the growth in VR training and recognition of the modern features of NSENA’s solution. The NSENA flexible platform takes advantage of the most advanced virtual reality hardware available. NSENA proprietary software features 360-degree situational awareness and artificial intelligence allowing an instructor to control the training environment to improve decision making.

“The NTOA is thrilled and excited to collaborate with WRAP Reality to deliver cutting edge training to the law enforcement community,” said K. Thor Eells, Executive Director of the National Tactical Officers Association. “The technological, operational and instructional synergy of WRAP Reality and the NTOA is unrivalled. Today’s operational environment demands the very best from our men and women in uniform, and this partnership will serve to ensure that they receive the very best training available to secure their success in service to their communities.”

According to a recent report published by Allied Market Research, virtual training and simulation market size was valued at $204.41 billion in 2019, and is projected to reach $601.85 billion by 2027. Law enforcement and military are important segments of this market and the rise in awareness regarding virtual training and simulation drives market growth.

“We are excited about the opportunity to deliver WRAP Reality to agencies focused on improving their de-escalation and training programs,” said NSENA founder and Chief Executive Officer Ethan Moeller. “With our shared commitment to public safety and officer preparedness, we expect to achieve success not only in the market, but to also increase safety and wellness in our communities.”

Under the terms of the Asset Purchase Agreement the parties will rebrand the VR business as WRAP Reality™. To learn more, please visit wrap.com/reality.

About NSENA
NSENA was founded in 2016 with a mission to transform law enforcement training through the use of immersive virtual reality training simulators. The NSENA VR training platform is based on combining law enforcement experts with virtual reality technology that has experienced radical improvements in the last ten years. NSENA believes the immersive power of virtual reality will revolutionize training and that its number one job is to deliver quality and realistic training from the best experts to its customers.

About WRAP
WRAP Technologies, Inc. is an innovator of modern policing solutions. The Company’s BolaWrap 100 product is a patented, hand-held remote restraint device that discharges an eight-foot bola style Kevlar® tether to restrain an individual at a distance from 10 to 25 feet. Developed by award winning inventor Elwood Norris, the Company’s Chief Technology Officer, the small but powerful BolaWrap 100 assists law enforcement in safely and effectively deescalating encounters, especially those involving an individual in crisis. BolaWrap 100 has already been used to safely apprehend suspects without injury in a number of cities including Los Angeles, Sacramento, Fresno, Bell, Albuquerque, Minneapolis, West Palm Beach, Fort Worth, and Oak Ridge. For information on the Company, please visit www.wrap.com.

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Trademark Information
BolaWrap and Wrap are trademarks of WRAP Technologies, Inc. All other trade names used herein are either trademarks or registered trademarks of the respective holders.

Cautionary Note on Forward-Looking Statements – Safe Harbor Statement
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to: statements regarding the Company’s overall business; total addressable market; and, expectations regarding future sales and expenses. Words such as “expect”, “anticipate”, “should”, “believe”, “target”, “project”, “goals”, “estimate”, “potential”, “predict”, “may”, “will”, “could”, “intend”, and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Moreover, forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: the Company’s ability to successful implement training programs for the use of its products; the Company’s ability to manufacture and produce product for its customers; the Company’s ability to develop sales for its new product solution; the acceptance of existing and future products; the availability of funding to continue to finance operations; the complexity, expense and time associated with sales to law enforcement and government entities; the lengthy evaluation and sales cycle for the Company’s product solution; product defects; litigation risks from alleged product-related injuries; risks of government regulations; the business impact of health crises or outbreaks of disease, such as epidemics or pandemics; the ability to obtain export licenses for counties outside of the US; the ability to obtain patents and defend IP against competitors; the impact of competitive products and solutions; and the Company’s ability to maintain and enhance its brand, as well as other risk factors mentioned in the Company’s most recent annual report on Form 10-K, quarterly report on Form 10-Q, and other SEC filings. These forward-looking statements are made as of the date of this press release and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events or changes in its expectations.

WRAP Contact:

Paul M. Manley
VP – Investor Relations
(612) 834-1804
pmanley@wrap.com